Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC., et al., Debtors.[1]	Chapter 11 Case No. 23-10020 (TMH) (Jointly Administered) Re: Docket Nos. 217, 247, 250 & 311

ORDER CONFIRMING THE DEBTORS’ AMENDED COMBINED

DISCLOSURE STATEMENT AND CHAPTER 11 PLAN OF LIQUIDATION

Upon the filing of the above-captioned debtors and debtors in possession in the above-captioned chapter 11 cases (the “Debtors”) of the Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation [Docket No.311] (as amended, modified, or supplemented, the “Combined Disclosure Statement and Plan”),2 which is attached hereto as Exhibit A; and the Court previously having approved the Disclosure Statement for solicitation purposes and the solicitation procedures related to the Disclosure Statement and the solicitation of acceptances and rejections of the Plan, in each case, pursuant to the Conditional Approval and Procedures Order; and the Debtors having served notice of the Combined Disclosure Statement and Plan and the other documents required by the Conditional Approval and Procedures Order on the Holders of Claims and Equity Interests pursuant to the Conditional Approval and Procedures Order; and the Debtors having filed the documents comprising the Plan Supplement on May 8, 2023 [Docket No. 291] (as may be amended, modified or supplemented, the “Plan Supplement”); and the Court having considered the declaration submitted in support of confirmation of the Plan [Docket No. 307] (the “Confirmation Declaration”); and the Court having considered the record in these chapter 11 cases, the stakeholder support for the Plan evidenced on the record and in the Declaration of Stanislav Kesler of Kroll Restructuring Administration LLC Regarding the Solicitation of Votes and Tabulation of Ballots Accepting and Rejecting the Debtors’ Combined Disclosure Statement and Chapter 11 Plan of Liquidation, filed on May 19, 2023 [Docket No. 306] (the “Voting Declaration”), the briefs and arguments of counsel regarding confirmation of the Plan, including the Debtors’ Memorandum of Law In Support of Entry of an Order Confirming the Debtors’ Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation [Docket No. 309] (the “Confirmation Brief” and together with the Confirmation Declaration and the Voting Declaration, the “Confirmation Documents”), and the evidence regarding confirmation of the Plan; and the hearing to consider confirmation of the Plan having occurred on May 24, 2023 (the “Confirmation Hearing”); and after due deliberation:

[1]	The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: American Virtual Cloud Technologies, Inc. (2421), AVCtechnologies USA, Inc. (8886), and Kandy Communications LLC (5853). Each Debtor’s corporate headquarters is 1720 Peachtree Road, Suite 629, Atlanta, Georgia 30309.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Combined Disclosure Statement and Plan or, if not defined therein, the Conditional Approval and Procedures Order. As used herein, the term “Disclosure Statement” means the disclosure statement that is embodied in the Combined Disclosure Statement and Plan, and the term “Plan” means the plan of liquidation that is embodied in the Combined Disclosure Statement and Plan.

THE COURT HEREBY FINDS:

A. The findings and conclusions set forth herein and on the record of the Confirmation Hearing constitute the Court’s findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable herein by Bankruptcy Rules 7052 and 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

B. The Debtors are eligible debtors under section 109 of the Bankruptcy Code, and, pursuant to Local Rule 9013-1(f), the Debtors consent to entry of a final order by the Court in accordance with the terms set forth herein to the extent that it is later determined that the Court, absent consent of the parties, cannot enter final orders or judgments consistent with Article III of the United States Constitution. Venue is proper before the Court pursuant to 28 U.S.C. §§ 1408 and 1409. The Debtors are proper plan proponents under section 1121(a) of the Bankruptcy Code.

C. The Court has jurisdiction to consider this matter pursuant to 28 U.S.C. §§ 157 and 1334, and the Amended Standing Order of Reference from the United States District Court of Delaware, dated February 29, 2012. This is a core proceeding pursuant to 28 U.S.C. § 157(b) and this Court has jurisdiction to enter a final order with respect thereto.

D. The Debtors have met the burden of proving that the Plan satisfies the elements of 1129(a) of the Bankruptcy Code by a preponderance of the evidence.

E. The disclosures contained in the Combined Disclosure Statement and Plan provided Holders of Claims entitled to vote on the Combined Disclosure Statement and Plan with adequate information to make an informed decision as to whether to vote to accept or reject the Combined Disclosure Statement and Plan in accordance with section 1125(a)(1) of the Bankruptcy Code.

F. The Plan was solicited in good faith and in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules. As is evidenced by the Affidavit of Service [Docket No. 292], the transmittal and service of the Combined Disclosure Statement and Plan and the other documents required by the Conditional Approval and Procedures Order were adequate and sufficient under the circumstances, and all parties required to be given notice of the Confirmation Hearing (including the deadline for filing objections to confirmation of the Plan) and the releases set forth in Article XIV.B of the Plan have been given due, proper, timely, and adequate notice in accordance with the Conditional Approval and Procedures Order and in compliance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and applicable non-bankruptcy law and such parties have had an opportunity to appear and be heard with respect thereto. No other further notice is required.

G. The Plan has been proposed in good faith and not by any means forbidden by law. In so finding, the Court has considered the totality of the circumstances of these chapter 11 cases and found that all constituencies acted in good faith. The Plan is the result of extensive, good faith, arm’s length negotiations among the Debtors and their principal constituencies.

H. As evidenced by the Voting Declaration, votes to accept or reject the Plan have been solicited and tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules and the Conditional Approval and Procedures Order.

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I. As set forth below, the releases, injunctions, and exculpations set forth in Article XIV of the Plan are appropriate under applicable law.

(a)	Releases by the Debtors. As set forth in the Confirmation Documents, the releases being provided by the Debtors in favor of the Released Parties pursuant to Article XIV.B of the Plan (the “Debtor Release”) are (i) fair, equitable and reasonable, (ii) integral elements of the Plan and resolution of these chapter 11 cases, without which the Debtors’ ability to confirm the Plan would be seriously impaired, and (iii) in the best interests of the Debtors, their estates and creditors. Accordingly, the Debtor Release constitutes a sound exercise of the Debtors’ business judgment and, to the extent applicable, otherwise satisfy the standard articulated in In re Master Mortg. Inv. Fund, Inc., 168 B.R. 930 (Bankr. W.D. Mo. 1994) and In re Zenith Elec. Corp., 241 B.R. 92 (Bankr. D. Del. 1999). To the extent the Debtor Release is a settlement or adjustment of any claim or interest belonging to the Debtors, such settlement or adjustment is consistent with section 1123(b)(3)(A) of the Bankruptcy Code and is approved.

(b)	Exculpation. As set forth in the Confirmation Documents, the exculpations in favor of the Exculpated Parties in Article XIV.A of the Plan (the “Exculpation Provision”) are appropriate in that the Exculpated Parties are fiduciaries of the Debtors’ estates and no Exculpated Party is being exculpated for acts or omissions that constitute actual fraud, willful misconduct or gross negligence. Accordingly, the Exculpation Provision complies with the standard articulated in In re PWS Holding Corp., 228 F.3d 224 (3d Cir. 2000).

(c)	Injunctions. As set forth in the Confirmation Documents, the injunctions set forth in Article XIV.C and XIV.D of the Plan (the “Injunctions”) are appropriate in that such Injunctions are necessary to implement, preserve and enforce the releases and exculpations set forth in Article XIV of the Plan, and are narrowly tailored to achieve such purpose.

J. Notwithstanding the fact that Class 4 (Intercompany Claims) and Class 5 (AVCT Equity Interests) have been deemed to reject the Plan, the Plan may be confirmed pursuant to section 1129(b) of the Bankruptcy Code. The evidence in support of the Plan that was proffered, admitted, or adduced at or prior to the Confirmation Hearing is reasonable, persuasive, credible, and accurate, has not been controverted by other evidence, and establishes that the Plan satisfies the requirements of section 1129(b) of the Bankruptcy Code. First, all of the requirements of section 1129(a) of the Bankruptcy Code other than section 1129(a)(8) have been met. Second, the Plan is fair and equitable with respect to such Classes. The Plan has been proposed in good faith, is reasonable, and meets the requirements that (a) no Holder of any Claim or Equity Interest that is junior to each such Classes will receive or retain any property under the Plan on account of such junior Claim or Equity Interest and (b) no Holder of a Claim in a Class senior to such Classes is receiving more than 100 percent on account of its Claim or Equity Interest. Third, the Plan does not discriminate unfairly with respect to such Classes because similarly situated Holders of Claims and Equity Interests will receive substantially similar treatment on account of their Claims and Equity Interests irrespective of Class. Accordingly, the Plan satisfies the requirement of section 1129(b)(1) and (2) of the Bankruptcy Code. The Plan may therefore be confirmed despite the fact that not all Impaired Classes have voted to accept the Plan.

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IT IS HEREBY ORDERED THAT:

A.	Final Approval of Adequacy of Disclosures Contained in the Combined Disclosure Statement and Plan

1. The Combined Disclosure Statement and Plan is approved on a final basis as having adequate information as contemplated by section 1125(a)(1) of the Bankruptcy Code.

B.	Confirmation of the Plan

2. The Combined Disclosure Statement and Plan is confirmed and approved in all respects.

3. Any and all objections to the Combined Disclosure Statement and Plan that have not been withdrawn or resolved prior to the Confirmation Hearing are hereby overruled.

4. The documents contained in the Plan Supplement are integral to the Plan and are hereby approved, and each of the Debtors, the Post-Effective Date Debtors, and the Plan Administrator are authorized to take all actions required under the Plan and the Plan Supplement to effectuate the Plan and the transactions contemplated therein.

5. The terms of the Plan, the Plan Supplement, and the exhibits thereto are incorporated herein by reference and are an integral part of this Confirmation Order. The terms of the Plan, the Plan Supplement, all exhibits thereto, and all other relevant and necessary documents executed or to be executed in connection with the transactions contemplated by the Plan shall be effective and binding as of the Effective Date. The failure to specifically include or refer to any particular article, section, or provision of the Plan, the Plan Supplement, or any related document in this Confirmation Order does not diminish or impair the effectiveness or enforceability of such article, section, or provision.

6. To the extent not otherwise prohibited by applicable non-bankruptcy law, this Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any other acts that may be necessary or appropriate for the implementation or consummation of the Plan. In accordance with section 1142(b) of the Bankruptcy Code, upon the entry of this Confirmation Order, the Debtors, the Post-Effective Date Debtors, and the Plan Administrator, as applicable, each acting by and through their respective officers and agents, are authorized to take any and all actions necessary or appropriate to implement the Plan, including, without limitation, entering into the Plan Administrator Agreement (substantially in the form included in the Plan Supplement), without any further order of the Court.

7. Subject to payment of any applicable filing fees under applicable non-bankruptcy law, each federal, state, commonwealth, local, foreign or other governmental agency is authorized to accept for filing and/or recording any and all documents, mortgages and instruments necessary or appropriate to effectuate, implement or consummate the transactions contemplated by the Plan and this Confirmation Order.

8. The amendments and modifications to the Debtors’ Combined Disclosure Statement & Disclosure Statement and Chapter 11 Plan of Liquidation [Docket No. 250] since the filing thereof, including as reflected herein, and incorporated into and reflected in the Plan are approved in accordance with section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019(a).

9. For the avoidance of doubt, pursuant to Bankruptcy Rule 3020(c)(1), the following provisions in the Plan are hereby approved and shall be effective immediately on the Effective Date without further order or action by the Court, any of the parties to such release, or any other Entity: (a) the Debtor Release (Article XIV.B); (b) the Exculpation Provision (Article XIV.A); and (c) the Injunctions (Article XIV.C-D).

10. Except as set forth in the Plan or this Confirmation Order, on the Effective Date, the Assets shall vest in the Post-Effective Date Debtors free and clear of any claim, encumbrance or other interest.

11. The Post-Effective Date Debtors shall cause to be served a notice of the entry of this Confirmation Order and occurrence of the Effective Date, substantially in the form attached hereto as Exhibit B (the “Effective Date Notice”), upon all parties listed in the creditor matrix maintained by Kroll Restructuring Administration LLC (“Kroll”) no later than five (5) business days after the Effective Date.

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C.	Plan Administrator

12. The Court finds that entry into the Plan Administrator Agreement (substantially in the form included in the Plan Supplement) is a reasonable exercise of the Debtors’ business judgment. The entry by the Debtors into the Plan Administrator Agreement is approved and shall not be in conflict with any federal or state law. Further, the appointment of IRC Consulting, Inc. (Charles E. Sweet) as Plan Administrator is approved.

D.	Post-Effective Date Debtors

13. On the Effective Date, all existing AVCT Equity Interests in the Debtors shall be cancelled, and the Plan Administrator shall be deemed to hold one common share in Post-Effective Date Debtor AVCT solely for the benefit of holders of Allowed Claims. For the avoidance of doubt, the Plan Administrator shall not be entitled to receive any Distribution under the Plan on account of such AVCT Equity Interest. Further, effective as of the Effective Date, all directors and officers of the Debtors shall be discharged, and the Plan Administrator shall serve as the sole fiduciary of the Post-Effective Date Debtors.

E.	Administrative Expense Bar Date

14. Except as otherwise provided in the Bar Date Order or the Plan, requests for payment of Administrative Expense Claims (other than 503(b)(9) Claims, which are subject to the General Bar Date, Professional Claims and the Claims of Governmental Units arising under section 503(b)(1)(B), (C) or (D) of the Bankruptcy Code) must be filed with the Court no later than the Administrative Expense Bar Date (i.e., thirty (30) days after the Effective Date). Such request for payment of Administrative Expense Claim must include at a minimum: (i) the name of the holder of the Administrative Expense Claim; (ii) the asserted amount of the Administrative Expense Claim; (iii) the basis of the Administrative Expense Claim; and (iv) supporting documentation for the Administrative Expense Claim.

F.	Continuing Effectiveness of Final Orders

15. Each and every Final Order entered by the Court, including, without limitation, the Order Approving Stipulation of the Debtors and Ribbon Communications Operating Company, Inc. in Connection with the Debtors’ Notice of Potential Assumption and Assignment of Certain Executory Contracts and Unexpired Leases in Connection with the Sale of Substantially all of the Debtors’ Assets [Docket No. 258], shall continue to be effective. Except as expressly provided herein, neither the entry of this Confirmation Order nor any provision of the Combined Disclosure Statement and Plan or the Plan Supplement shall affect the continued effectiveness of any and all Final Orders entered by the Court.

G.	Miscellaneous

16. Notwithstanding anything to the contrary in the Combined Disclosure Statement and Plan or this Confirmation Order, as to the Texas Comptroller of Public Accounts (the “Comptroller”), nothing in the Combined Disclosure Statement and Plan or this Confirmation Order shall: (1) affect or impair any setoff or recoupment rights under applicable bankruptcy and nonbankruptcy law and all such rights are preserved; (2) affect or impair any rights to pursue any non-debtor third parties for tax debts or claims; (3) be construed to preclude the payment of interest and/or penalties provided under nonbankruptcy law, if any, on Administrative Expense Claim(s); (4) modify, to the extent that interest is payable as to any claim, the statutory interest rate under applicable nonbankruptcy law; (5) preclude the payment of interest on priority claim(s) post-Effective Date; (6) confer exclusive jurisdiction upon the Court; and (7) be construed as a compromise or settlement of any liability, claim, cause of action, suit, right, or interest of the Comptroller.

17. After the Effective Date, the Plan Administrator shall have sole authority and responsibility for the preparation and filing of any tax returns required to be filed on behalf of the Debtors (the “Returns”). The Plan Administrator may engage and compensate professionals and such other persons as may be needed and shall reserve such funds as are necessary in order to prepare and file the Returns.

18. The Plan shall not become effective unless and until all conditions set forth in Article XIII.A of the Plan have been satisfied or waived pursuant to Article XIII of the Plan.

19. Notwithstanding Bankruptcy Rule 3020(e), the terms and conditions of this Confirmation Order shall be effective and enforceable immediately upon its entry.

20. Any act, obligation, indebtedness, liability, priority, or lien incurred or undertaken by the Debtors or the Post-Effective Date Debtors (as applicable) pursuant to, or in reliance on, this Confirmation Order prior to the effective date of any reversal, stay, modification, or vacatur by subsequent order of this Court, or any other court, shall be governed in all respects by the provisions of this Confirmation Order, the Plan, the Plan Supplement, and any amendments or modifications to the foregoing.

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Exhibit A

Combined Disclosure Statement and Plan

Exhibit B

Effective Date Notice